UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported) December 23, 2008
Wachovia Corporation

(Exact Name of Registrant as Specified in Its Charter)
North Carolina

(State or Other Jurisdiction of Incorporation)

1-10000	56-0898180

(Commission File Number)	(IRS Employer Identification No.)

One Wachovia Center
Charlotte, North Carolina	28288-0013

(Address of Principal Executive Offices)	(Zip Code)
(704) 374-6565

(Registrant’s Telephone Number, Including Area Code)

(Former Name or Former Address, if Changed Since Last Report)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
On December 23, 2008, Wachovia Corporation (“Wachovia”) issued a news release (the “News Release”) to announce the voting results of a special meeting of Wachovia shareholders. The News Release is attached hereto as Exhibit (99) and is hereby incorporated by reference into this Item 8.01.
Item 9.01. Financial Statements and Exhibits.
(c)	Exhibits.

(99)	The News Release.
* * *

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WACHOVIA CORPORATION

Date: December 23, 2008	By:	/s/ Jane C. Sherburne

	Name:	Jane C. Sherburne
	Title:	Senior Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description

(99)	The News Release.